Exhibit 99.2

First Quarter 2025 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 1 of 19

Consolidated Financial Highlights

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Net revenues	$1,255,469	$1,163,038	7.9%	$1,364,682	(8.0%)
Net income	$52,992	$163,575	(67.6%)	$244,005	(78.3%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$43,672	$154,255	(71.7%)	$234,685	(81.4%)
Earnings per diluted common share	$0.47	$1.48	(68.2%)	$2.18	(78.4%)
Earnings per diluted common share available to common shareholders	$0.39	$1.40	(72.1%)	$2.09	(81.3%)
Non-GAAP financial summary (1):
Net revenues	$1,255,455	$1,163,038	7.9%	$1,364,721	(8.0%)
Net income	$63,556	$172,666	(63.2%)	$259,030	(75.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$54,236	163,346	(66.8%)	249,710	(78.3%)
Earnings per diluted common share	$0.57	$1.57	(63.7%)	$2.32	(75.4%)
Earnings per diluted common share available to common shareholders	$0.49	$1.49	(67.1%)	$2.23	(78.0%)

Weighted average number of common shares outstanding:
Basic	104,764	104,275	0.5%	103,856	0.9%
Diluted	110,635	109,985	0.6%	112,089	(1.3%)
Period end common shares outstanding	103,078	102,649	0.4%	102,171	0.9%
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.42	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Revenues:
Commissions	$193,670	$185,476	4.4%	$203,786	(5.0%)
Principal transactions	141,660	139,014	1.9%	174,887	(19.0%)

Transactional revenues	335,330	324,490	3.3%	378,673	(11.4%)
Capital raising	100,472	94,697	6.1%	114,507	(12.3%)
Advisory	137,470	119,252	15.3%	189,912	(27.6%)

Investment banking	237,942	213,949	11.2%	304,419	(21.8%)
Asset management	409,541	367,476	11.4%	405,825	0.9%
Other income	10,581	4,950	113.8%	3,294	221.2%

Operating revenues	993,394	910,865	9.1%	1,092,211	(9.0%)
Interest revenue	475,632	506,828	(6.2%)	500,661	(5.0%)

Total revenues	1,469,026	1,417,693	3.6%	1,592,872	(7.8%)
Interest expense	213,557	254,655	(16.1%)	228,190	(6.4%)

Net revenues	1,255,469	1,163,038	7.9%	1,364,682	(8.0%)

Non-interest expenses:
Compensation and benefits	732,220	679,695	7.7%	795,750	(8.0%)
Occupancy and equipment rental	90,766	88,712	2.3%	94,213	(3.7%)
Communication and office supplies	49,513	47,367	4.5%	49,965	(0.9%)
Commissions and floor brokerage	16,806	15,767	6.6%	16,434	2.3%
Provision for credit losses	12,020	5,268	128.2%	11,893	1.1%
Investment banking expenses	8,547	7,729	10.6%	8,822	(3.1%)
Other operating expenses	282,233	99,809	182.8%	121,404	132.5%

Total non-interest expenses	1,192,105	944,347	26.2%	1,098,481	8.5%
Income before income taxes	63,364	218,691	(71.0%)	266,201	(76.2%)
Provision for income taxes	10,372	55,116	(81.2%)	22,196	(53.3%)

Net income	52,992	163,575	(67.6%)	244,005	(78.3%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$43,672	$154,255	(71.7%)	$234,685	(81.4%)

Earnings per common share:
Basic	$0.42	$1.48	(71.6%)	$2.26	(81.4%)
Diluted	$0.39	$1.40	(72.1%)	$2.09	(81.3%)
Weighted average number of common shares outstanding:
Basic	104,764	104,275	0.5%	103,856	0.9%
Diluted	110,635	109,985	0.6%	112,089	(1.3%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.42	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 3 of 19

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Revenues:
Commissions	$193,670	$185,476	4.4%	$203,786	(5.0%)
Principal transactions	141,660	139,014	1.9%	174,887	(19.0%)

Transactional revenues	335,330	324,490	3.3%	378,673	(11.4%)
Capital raising	100,472	94,697	6.1%	114,507	(12.3%)
Advisory	137,470	119,252	15.3%	189,912	(27.6%)

Investment banking	237,942	213,949	11.2%	304,419	(21.8%)
Asset management	409,541	367,476	11.4%	405,825	0.9%
Other income	10,567	4,950	113.5%	3,333	217.0%

Operating revenues	993,380	910,865	9.1%	1,092,250	(9.1%)
Interest revenue	475,632	506,828	(6.2%)	500,661	(5.0%)

Total revenues	1,469,012	1,417,693	3.6%	1,592,911	(7.8%)
Interest expense	213,557	254,655	(16.1%)	228,190	(6.4%)

Net revenues	1,255,455	1,163,038	7.9%	1,364,721	(8.0%)

Non-interest expenses:
Compensation and benefits	728,164	674,162	8.0%	791,539	(8.0%)
Occupancy and equipment rental	90,535	88,665	2.1%	94,168	(3.9%)
Communication and office supplies	49,336	47,364	4.2%	49,880	(1.1%)
Commissions and floor brokerage	16,806	15,767	6.6%	16,434	2.3%
Provision for credit losses	12,020	5,268	128.2%	11,893	1.1%
Investment banking expenses	8,547	7,729	10.6%	8,822	(3.1%)
Other operating expenses	274,022	93,238	193.9%	109,394	150.5%

Total non-interest expenses	1,179,430	932,193	26.5%	1,082,130	9.0%
Income before income taxes	76,025	230,845	(67.1%)	282,591	(73.1%)
Provision for income taxes	12,469	58,179	(78.6%)	23,561	(47.1%)

Net income	63,556	172,666	(63.2%)	259,030	(75.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$54,236	$163,346	(66.8%)	$249,710	(78.3%)

Earnings per common share:
Basic	$0.52	$1.57	(66.9%)	$2.40	(78.3%)
Diluted	$0.49	$1.49	(67.1%)	$2.23	(78.0%)
Weighted average number of common shares outstanding:
Basic	104,764	104,275	0.5%	103,856	0.9%
Diluted	110,635	109,985	0.6%	112,089	(1.3%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.42	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended
(Unaudited, 000s)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Net revenues:
Global Wealth Management	$850,559	$790,500	7.6%	$865,209	(1.7%)
Institutional Group	384,929	351,376	9.5%	478,335	(19.5%)
Other	19,981	21,162	(5.6%)	21,138	(5.5%)

Total net revenues	$1,255,469	$1,163,038	7.9%	$1,364,682	(8.0%)
Operating expenses:
Global Wealth Management	$724,154	$499,752	44.9%	$548,891	31.9%
Institutional Group	357,498	314,267	13.8%	382,654	(6.6%)
Other	110,453	130,328	(15.2%)	166,936	(33.8%)

Total operating expenses	$1,192,105	$944,347	26.2%	$1,098,481	8.5%
Operating contribution:
Global Wealth Management	$126,405	$290,748	(56.5%)	$316,318	(60.0%)
Institutional Group	27,431	37,109	(26.1%)	95,681	(71.3%)
Other	(90,472)	(109,166)	(17.1%)	(145,798)	(37.9%)

Income before income taxes	$63,364	$218,691	(71.0%)	$266,201	(76.2%)
Financial ratios (change in bps):
Compensation and benefits	58.3%	58.4%	(10)	58.3%	—
Non-compensation operating expenses	36.7%	22.8%	1,390	22.2%	1,450
Income before income taxes	5.0%	18.8%	(1,380)	19.5%	(1,450)
Effective tax rate	16.4%	25.2%	(880)	8.3%	810

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Financial Information:
Total assets	$40,383,727	$38,258,280	5.6%	$39,895,540	1.2%
Total shareholders’ equity	$5,538,186	$5,273,941	5.0%	$5,686,770	(2.6%)
Total common equity	$4,853,186	$4,588,941	5.8%	$5,001,770	(3.0%)
Goodwill and intangible assets	$(1,503,358)	$(1,515,588)	(0.8%)	$(1,508,792)	(0.4%)
DTL on goodwill and intangible assets	$83,367	$74,841	11.4%	$81,569	2.2%

Tangible common equity	$3,433,195	$3,148,194	9.1%	$3,574,547	(4.0%)
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$47.08	$44.71	5.3%	$48.95	(3.8%)
Tangible book value per common share (2)	$33.31	$30.67	8.6%	$34.99	(4.8%)
Return on common equity (3)	3.5%	13.5%		18.9%
Non-GAAP return on common equity (1)(3)	4.4%	14.3%		20.1%
Return on tangible common equity (4)	5.0%	19.7%		26.6%
Non-GAAP return on tangible common equity (1)(4)	6.2%	20.9%		28.3%
Pre-tax margin on net revenues	5.0%	18.8%		19.5%
Non-GAAP pre-tax margin on net revenues (1)	6.1%	19.8%		20.7%
Effective tax rate	16.4%	25.2%		8.3%
Non-GAAP effective tax rate (1)	16.4%	25.2%		8.3%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 6 of 19

Regulatory Capital (5)

	As of and for the Three Months Ended
(Unaudited, 000s)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,478,477	$3,225,964	7.8%	$3,645,786	(4.6%)
Tier 1 capital	$4,163,477	$3,910,964	6.5%	$4,330,786	(3.9%)
Risk-weighted assets	$23,661,099	$22,588,330	4.7%	$23,741,574	(0.3%)
Common equity tier 1 capital ratio	14.7%	14.3%		15.4%
Tier 1 risk based capital ratio	17.6%	17.3%		18.2%
Tier 1 leverage capital ratio	10.8%	10.6%		11.4%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,373,088	$1,242,565	10.5%	$1,366,711	0.5%
Tier 1 capital	$1,373,088	$1,242,565	10.5%	$1,366,711	0.5%
Risk-weighted assets	$12,374,083	$11,502,316	7.6%	$12,334,731	0.3%
Common equity tier 1 capital ratio	11.1%	10.8%		11.1%
Tier 1 risk based capital ratio	11.1%	10.8%		11.1%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$780,209	$838,002	(6.9%)	$768,652	1.5%
Tier 1 capital	$780,209	$838,002	(6.9%)	$768,652	1.5%
Risk-weighted assets	$5,962,444	$5,663,726	5.3%	$5,920,599	0.7%
Common equity tier 1 capital ratio	13.1%	14.8%		13.0%
Tier 1 risk based capital ratio	13.1%	14.8%		13.0%
Tier 1 leverage capital ratio	7.1%	7.2%		7.1%
Stifel Net Capital:
Net capital	$294,100	$446,400	(34.1%)	$449,500	(34.6%)
Excess net capital	$271,400	$421,100	(35.5%)	$425,500	(36.2%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Revenues:
Commissions	$125,826	$121,217	3.8%	$136,805	(8.0%)
Principal transactions	60,569	60,536	0.1%	63,759	(5.0%)

Transactional revenues	186,395	181,753	2.6%	200,564	(7.1%)
Asset management	409,506	367,450	11.4%	405,800	0.9%
Net interest	245,534	236,269	3.9%	254,337	(3.5%)
Investment banking (6)	5,908	4,280	38.0%	5,198	13.7%
Other income	3,216	748	329.9%	(690)	566.1%

Net revenues	850,559	790,500	7.6%	865,209	(1.7%)
Non-interest expenses:
Compensation and benefits	422,293	389,536	8.4%	419,466	0.7%
Non-compensation operating expenses	301,861	110,216	173.9%	129,425	133.2%

Total non-interest expenses	724,154	499,752	44.9%	548,891	31.9%

Income before income taxes	$126,405	$290,748	(56.5%)	$316,318	(60.0%)

As a percentage of net revenues (change in bps):
Compensation and benefits	49.6%	49.3%	30	48.5%	110
Non-compensation operating expenses	35.5%	13.9%	2,160	14.9%	2,060
Income before income taxes	14.9%	36.8%	(2,190)	36.6%	(2,170)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Financial advisors (including independent contractors) (7)	2,340	2,356	(0.7%)	2,342	(0.1%)
Total client assets	$485,860,000	$467,697,000	3.9%	$501,402,000	(3.1%)
Fee-based client assets	$189,693,000	$177,108,000	7.1%	$192,705,000	(1.6%)
Transactional assets	$296,167,000	$290,589,000	1.9%	$308,697,000	(4.1%)
Secured client lending (8)	$3,239,000	$3,353,000	(3.4%)	$3,214,000	0.8%
Asset Management Revenue (000s):
Private Client Group (9)	$345,357	$299,027	15.5%	$343,154	0.6%
Asset Management	38,520	36,205	6.4%	39,281	(1.9%)
Third-party Bank Sweep Program	11,783	18,314	(35.7%)	8,706	35.3%
Other (10)	13,881	13,930	(0.4%)	14,684	(5.5%)

Total asset management revenues	$409,541	$367,476	11.4%	$405,825	0.9%
Fee-based Assets (millions):
Private Client Group (9)	$166,035	$155,144	7.0%	$168,206	(1.3%)
Asset Management	41,136	39,214	4.9%	42,110	(2.3%)
Elimination (11)	(17,478)	(17,250)	1.3%	(17,611)	(0.8%)

Total fee-based assets	$189,693	$177,108	7.1%	$192,705	(1.6%)
Third-party Bank Sweep Program	$828	$1,172	(29.4%)	$1,609	(48.5%)
ROA (bps) (12):
Private Client Group (9)	82.1	82.2		82.3
Asset Management	37.4	36.9		37.3
Third-party Bank Sweep Program	400.0	478.5		398.4

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$16,424	$15,561	5.5%	$17,115	(4.0%)
Sweep Deposits	10,043	9,771	2.8%	9,950	0.9%
Direct Wealth Management Deposits at Stifel Bancorp	387	176	119.9%	328	18.0%

Total Stifel Bancorp Wealth Management Deposits	26,854	25,508	5.3%	27,393	(2.0%)
Other Bank Deposits	2,785	2,046	36.1%	1,709	63.0%

Total Stifel Bancorp Deposits	$29,639	$27,554	7.6%	$29,102	1.8%

Short-term Treasuries (13)	$7,218	$7,698	(6.2%)	$7,753	(6.9%)
Third-party Commercial Treasury Deposits (14)	$2,900	$1,295	123.9%	$3,199	(9.3%)
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$26,854	$25,508	5.3%	$27,393	(2.0%)
Third-party Bank Sweep Program (14)	828	1,172	(29.4%)	1,609	(48.5%)
Third-party Treasury (14)	—	222	(100.0%)	198	(100.0%)
Other Sweep Cash	149	398	(62.6%)	355	(58.0%)
Money Market Mutual Funds	13,698	9,879	38.7%	12,606	8.7%

Total Wealth Management Cash	$41,529	$37,179	11.7%	$42,161	(1.5%)

Client money market and insured product (15)	$27,444	$26,902	2.0%	$29,029	(5.5%)
Third-party Deposits Available to Stifel Bancorp (14)	$3,728	$2,689	38.6%	$5,006	(25.5%)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Revenues:
Commissions	$67,844	$64,259	5.6%	$66,981	1.3%
Principal transactions	81,091	78,478	3.3%	111,128	(27.0%)

Transactional revenues	148,935	142,737	4.3%	178,109	(16.4%)
Capital raising	94,564	90,417	4.6%	109,309	(13.5%)
Advisory	137,470	119,252	15.3%	189,912	(27.6%)

Investment banking	232,034	209,669	10.7%	299,221	(22.5%)
Other income (16)	3,960	(1,030)	484.5%	1,005	294.0%

Net revenues	384,929	351,376	9.5%	478,335	(19.5%)
Non-interest expenses:
Compensation and benefits	252,585	215,749	17.1%	280,261	(9.9%)
Non-compensation operating expenses	104,913	98,518	6.5%	102,393	2.5%

Total non-interest expenses	357,498	314,267	13.8%	382,654	(6.6%)

Income before income taxes	$27,431	$37,109	(26.1%)	$95,681	(71.3%)

As a percentage of net revenues (change in bps):
Compensation and benefits	65.6%	61.4%	420	58.6%	700
Non-compensation operating expenses	27.3%	28.0%	(70)	21.4%	590
Income before income taxes	7.1%	10.6%	(350)	20.0%	(1,290)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	3/31/2025	3/31/2024	% Change	12/31/2024	% Change
Stifel Bancorp Financial Information:
Total assets	$32,100,614	$29,800,815	7.7%	$31,378,704	2.3%
Total shareholder’s equity	$2,183,596	$2,062,271	5.9%	$2,134,900	2.3%
Total loans, net (includes loans held for sale)	$21,241,400	$19,484,389	9.0%	$21,310,776	(0.3%)
Residential real estate	8,699,229	8,096,975	7.4%	8,565,193	1.6%
Commercial and industrial	3,678,411	3,541,770	3.9%	4,062,029	(9.4%)
Fund banking	3,659,294	3,129,642	16.9%	3,854,222	(5.1%)
Securities-based loans	2,404,960	2,302,250	4.5%	2,389,593	0.6%
Construction and land	1,206,876	1,167,300	3.4%	1,242,002	(2.8%)
Commercial real estate	472,550	655,355	(27.9% )	518,923	(8.9%)
Other	250,948	198,568	26.4%	247,783	1.3%
Loans held for sale	1,016,127	534,593	90.1%	578,980	75.5%
Investment securities	$8,329,552	$7,292,490	14.2%	$8,108,877	2.7%
Available-for-sale securities, at fair value	1,613,304	1,499,982	7.6%	1,584,598	1.8%
Held-to-maturity securities, at amortized cost	6,716,248	5,792,508	15.9%	6,524,279	2.9%
Unrealized losses on available-for-sale securities	(141,910)	(187,163)	(24.2%)	(170,111)	(16.6%)
Total deposits	$29,639,272	$27,554,411	7.6%	$29,102,227	1.8%
Demand deposits (interest-bearing)	29,180,478	27,357,692	6.7%	28,580,415	2.1%
Demand deposits (non-interest-bearing)	432,368	196,717	119.8%	318,229	35.9%
Certificates of deposit	26,426	2	nm	203,583	(87.0%)

Credit Metrics:
Allowance for credit losses	$170,266	$163,936	3.9%	$170,044	0.1%
Allowance as a percentage of retained loans	0.83%	0.86%		0.81%
Net charge-offs as a percentage of average loans	0.05%	0.01%		0.02%
Total nonperforming assets	$160,891	$59,429	170.7%	$160,901	(0.0%)
Nonperforming assets as a percentage of total assets	0.50%	0.20%		0.51%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	3/31/2025	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,699	33%	Financials	$935	25%
Securities-based loans	2,405	9%	Industrials	777	21%
Home equity lines of credit and other	251	1%	Information technology	656	18%

Total consumer	11,355	43%	Consumer discretionary	359	10%

Commercial and industrial	3,678	14%	REITs	244	7%
Fund banking	3,659	14%	Materials	210	6%
Construction and land	1,207	5%	Communication services	144	4%
Commercial real estate	473	2%	Healthcare	131	4%

Total commercial	9,017	35%	Hotel, leisure, restaurants	112	3%

Total loan portfolio	20,372	78%	Consumer staples	76	2%

Unfunded commitments	5,677	22%

Total	$26,049	100%

			CLO by Major Sector
			High tech industries	$682	10%
Investment Portfolio			Banking, finance, insurance, & real estate	666	10%
CLO	$6,678	79%	Services: business	630	9%
Agency MBS	1,098	13%	Healthcare & pharmaceuticals	592	9%
Corporate bonds	465	5%	Construction & building	318	5%
SBA	91	1%	Hotel, gaming, & leisure	313	5%
Student loan ARS	70	1%	Chemicals, plastics, & rubber	256	4%
CMBS	67	1%	Capital equipment	243	4%
Other	3	0%	Services: consumer	240	4%

Total Portfolio	$8,472	100%	Telecommunications	228	3%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	March 31, 2025
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q1 Provision
Residential real estate	$8,699,229	$11,173	0.13%	$111
Commercial and industrial	3,678,411	92,292	2.51%	11,402
Fund banking	3,659,294	10,246	0.28%	(546)
Securities-based loans	2,404,960	2,928	0.12%	11
Construction and land	1,206,876	13,250	1.10%	385
Commercial real estate	472,550	9,367	1.98%	1,309
Other	250,948	805	0.32%	(121)

Loans held for investment, gross	20,372,268	140,061	0.69%	12,551
Loans held for sale	1,016,127

Total loans, gross	21,388,395
Lending-related commitments (unfunded)	5,676,513	30,205	0.53%	(531)

Loans and lending-related commitments	$27,064,908	$170,266		$12,020

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	March 31, 2025			March 31, 2024			December 31, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,467.1	$26.3	4.27%	$4,060.3	$54.3	5.35%	$2,892.8	$35.3	4.88%
Financial instruments owned	1,242.5	6.5	2.11%	911.7	4.9	2.13%	1,238.5	6.8	2.19%
Margin balances	835.8	13.9	6.64%	699.8	14.2	8.12%	724.1	13.3	7.34%
Investments:
Asset-backed securities	6,617.4	101.4	6.13%	6,011.1	109.1	7.26%	6,620.1	111.7	6.75%
Mortgage-backed securities	1,117.2	8.7	3.09%	916.5	5.2	2.29%	1,079.7	7.9	2.94%
Corporate fixed income securities	496.3	3.4	2.75%	606.5	4.2	2.76%	517.9	3.6	2.70%
Other	4.8	—	2.62%	4.7	—	2.55%	4.7	—	2.55%

Total investments	8,235.7	113.5	5.51%	7,538.8	118.5	6.29%	8,222.4	123.2	5.99%
Loans:
Residential real estate	8,633.5	81.0	3.75%	8,060.6	67.8	3.37%	8,483.8	77.7	3.67%
Commercial and industrial	4,113.5	75.5	7.34%	3,527.5	81.3	9.21%	3,977.0	80.4	8.09%
Fund banking	3,798.2	66.4	7.00%	3,418.8	67.8	7.94%	3,606.1	67.9	7.53%
Securities-based loans	2,387.8	36.5	6.12%	2,297.1	41.6	7.25%	2,320.4	38.1	6.57%
Commercial real estate	498.4	8.2	6.54%	658.3	11.9	7.20%	551.1	10.1	7.30%
Construction and land	1,216.6	21.8	7.16%	1,099.9	22.9	8.34%	1,260.1	24.3	7.73%
Loans held for sale	589.0	11.2	7.62%	489.3	9.0	7.36%	499.4	10.4	8.30%
Other	248.8	4.4	6.97%	191.7	3.8	7.92%	237.6	4.4	7.33%

Total loans	21,485.8	305.0	5.68%	19,743.2	306.1	6.20%	20,935.5	313.3	5.99%
Other interest-bearing assets	996.8	10.4	4.17%	755.0	8.8	4.63%	909.7	8.8	3.89%

Total interest-bearing assets/interest income	35,263.7	475.6	5.40%	33,708.8	506.8	6.01%	34,923.0	500.7	5.73%
Interest-bearing liabilities:
Senior notes	616.7	7.1	4.63%	1,115.7	12.5	4.48%	616.5	7.1	4.64%
Deposits	28,622.8	193.1	2.70%	27,607.8	230.1	3.33%	28,535.1	208.4	2.92%
Other interest-bearing liabilities	1,453.6	13.4	3.66%	1,385.8	12.1	3.49%	1,328.9	12.7	3.81%

Total interest-bearing liabilities/interest expense	$30,693.1	213.6	2.78%	$30,109.3	254.7	3.38%	$30,480.5	228.2	2.99%

Net interest income/margin		$262.0	2.97%		$252.1	2.99%		$272.5	3.12%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	March 31, 2025			March 31, 2024			December 31, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,512.8	$17.4	4.60%	$2,845.9	$39.6	5.56%	$1,870.0	$24.1	5.16%
Investments	8,235.7	113.5	5.51%	7,538.8	118.5	6.29%	8,222.4	123.2	5.99%
Loans	21,485.8	305.0	5.68%	19,743.2	306.1	6.20%	20,935.5	313.3	5.99%
Other interest-bearing assets	66.7	0.8	5.15%	62.7	0.8	4.71%	66.5	0.9	5.11%

Total interest-bearing assets/interest income	$31,301.0	$436.7	5.58%	$30,190.6	$465.0	6.16%	$31,094.4	$461.5	5.94%
Interest-bearing liabilities:
Deposits	$28,622.8	$193.1	2.70%	$27,607.8	$230.1	3.33%	$28,535.1	$208.4	2.92%
Other interest-bearing liabilities	92.6	1.4	5.83%	55.1	1.0	7.61%	92.3	1.5	6.67%

Total interest-bearing liabilities/interest expense	$28,715.4	194.5	2.71%	$27,662.9	231.1	3.34%	$28,627.4	209.9	2.93%

Net interest income/margin		$242.2	3.10%		$233.9	3.10%		$251.6	3.24%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended
(Unaudited, 000s)	3/31/2025	3/31/2024	Change	12/31/2024	Change
GAAP net revenues	$1,255,469	$1,163,038		$1,364,682
Non-GAAP adjustments	(14)	—		39

Non-GAAP net revenues	1,255,455	1,163,038		1,364,721

GAAP compensation and benefits expense	732,220	679,695		795,750
Merger-related and other (17)	(4,056)	(5,533)		(4,211)

Non-GAAP compensation and benefits expense	728,164	674,162		791,539

GAAP non-compensation operating expenses	459,885	264,652		302,731
Merger-related and other (17)	(8,619)	(6,621)		(12,140)

Non-GAAP non-compensation operating expenses	451,266	258,031		290,591

Total adjustments	(12,661)	(12,154)		(16,390)

GAAP provision for income taxes	10,372	55,116		22,196
Merger-related and other (18)	2,097	3,063		1,365

Non-GAAP provision for income taxes	12,469	58,179		23,561

Financial ratios (change in bps):
Compensation and benefits	58.0%	58.0%	—	58.0%	—
Non-compensation operating expenses	35.9%	22.2%	1,370	21.3%	1,460
Income before income taxes	6.1%	19.8%	(1,370)	20.7%	(1,460)
Effective tax rate	16.4%	25.2%	(880)	8.3%	810

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.
(3)	Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.
(4)	Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $82.5 million, $73.9 million, and $80.3 million, as of March 31, 2025 and 2024, and December 31, 2024, respectively.
(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, April 23, 2025.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 119, 114, and 113 as of March 31, 2025 and 2024, and December 31, 2024, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.
(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The balances at third-party banks can be brought back on balance sheet to support liquidity needs.
(15)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(16)	Includes net interest, asset management, and other income.
(17)	Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.
(18)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings release issued April 23, 2025.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2025 Earnings Release	Page 19 of 19